UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2004

Commerce Energy Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32239 (Commission File Number)	20-0501090 (IRS Employer Identification No.)

600 Anton Boulevard, Suite 2000 Costa Mesa, California (Address of principal executive offices)	92626 (Zip Code)

(714) 258-0470
(Registrant’s telephone number, including area code)

EXPLANATORY NOTE

     This Current Report on Form 8-K, dated July 7, 2004 (this “Form 8-K”), is being filed by Commerce Energy Group, Inc., a Delaware corporation (the “Registrant”), as the successor to Commonwealth Energy Corporation, a California corporation (the “Predecessor”), following consummation of the Reorganization (as defined and described herein) which was undertaken to effect the reorganization of the Predecessor into a Delaware holding company structure whereby the Predecessor has become a wholly-owned subsidiary of the Registrant. Prior to the Reorganization, the Registrant had engaged in no activities other than those incident to the foregoing reorganization. Upon consummation of the Reorganization, the entire class of Common Stock (as defined herein) became registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in accordance with Rule 12g-3(a) thereunder. Registrant filed a registration statement with the U.S. Securities and Exchange Commission (the “Commission”) with respect to its common stock and related preferred stock purchase rights under Section 12(b) of the Exchange Act on Form 8-A on July 6, 2004, and a new Exchange Act file number, 001-32239, was issued.

Item 5. Other Events and Regulation FD Disclosure

     On July 6, 2004, the Predecessor reorganized into a holding company structure (the “Reorganization”), whereby the Predecessor became a wholly owned subsidiary of the Registrant and the shareholders of the Predecessor became shareholders of the Registrant. The Reorganization was completed in accordance with the Agreement and Plan of Reorganization (the “Reorganization Agreement”), by and among the Registrant, CEGI Acquisition Corp. and the Predecessor, dated as of July 1, 2004.

     As a result of the Reorganization, (i) each of the issued and outstanding shares of Common Stock, par value $0.001 per share, of the Predecessor (“Predecessor Common Stock”) were exchanged, subject to exercise of dissenters’ rights by the Predecessor’s shareholders, for a share of Common Stock, par value $0.001 per share, of the Registrant (“Company Common Stock”) and a right to purchase (each, a “Right”) one one-hundredth of a share of Series A Junior Participating Preferred Stock , par value $0.001 per share, of the Registrant (“Junior Participating Preferred”) and (ii) the Registrant assumed the Predecessor Option Plan (as defined below), all outstanding obligations to issue Predecessor Common Stock under the Predecessor Option Plan (as defined and described below) and all outstanding options issued outside the Predecessor Option Plan. The shareholders of Registrant hold the same relative percentage of Company Common Stock as they owned of Predecessor Common Stock immediately prior to the Reorganization, subject to the exercise of dissenters rights. The consummation of the Reorganization effected a reorganization of the Predecessor from a California corporation into a Delaware corporation. The preceding discussion of the Reorganization Agreement is qualified in its entirety by reference to such agreement filed herewith as Exhibit 2.1 and incorporated by reference herein. Copies of the amended and restated certificate of incorporation and the amended and restated bylaws of the Registrant are filed herewith as Exhibits 3.3 and 3.6, respectively.

     The Reorganization Agreement was approved by the shareholders of the Predecessor at its special meeting of shareholders held on May 20, 2004 (“Special Meeting”) for which proxies were solicited pursuant to proxy material contained in the Registrant’s Registration Statement on Form S-4 (File No. 333-111727), which was declared effective by the Commission on April 9, 2004; such proxy material is deemed filed pursuant to Regulation 14A under the Exchange Act in accordance with Instruction E. to Form S-4. Commonwealth also filed a proxy statement on Schedule 14A with the Commission on April 12, 2004, with respect to the Special Meeting.

     Prior to the Special Meeting, Joseph Saline and Joseph Ogundiji, filed an action in California Superior Court for Orange County (Case No. 04CC05038), alleging that our board of directors (other than Mr. Saline) breached their fiduciary duties by approving the proposed reorganization and putting it to a shareholder vote and seeking, among other things, to enjoin the holding of the Special Meeting. This application was rejected by the Court on May 4, 2004, which found that Mr. Saline and Mr. Ogundiji did not have a probability of succeeding on the merits and that the board appeared to have valid business reasons to put the reorganization to a shareholder vote. Subsequent to the closing of the Reorganization, a second request for a temporary restraining order enjoining the Reorganization was denied by the court on July 6, 2004. A further hearing on this matter is scheduled for August 13, 2004.

     Each Right accompanying a share of Registrant Common Stock entitles the registered holder to purchase from the Registrant one one-hundredth of a share of Junior Participating Preferred at a price of $20 per one one-hundredth of a preferred share, subject to adjustment. The description and terms of the Rights are set forth in a rights agreement between the Registrant and Computershare Trust Company, as rights agent, dated July 1, 2004 (the “Rights Plan”). Until a Right is exercised, the holder thereof, as such, will have no rights as a preferred stockholder of the Registrant by virtue of such Right, including, without limitation, the right to vote or to receive dividends. Until a triggering event occurs under the Rights Plan, the Rights trade with, and cannot be separated from, the Registrant Common Stock and will trade with the Registrant Common Stock. The Rights will expire on July 1, 2014, unless they are earlier redeemed or exchanged by the Registrant and are not exercisable until the distribution date, which will occur on the earlier of: (i) the date of a public announcement that a person, entity or group of affiliated or associated persons have acquired beneficial ownership of 15% or more of the Registrant’s outstanding Common Stock after the effective date of the Reorganization, subject to certain exceptions set forth in the Rights Plan; or (ii)

10 business days (or such later date as may be determined by action of the Board of Directors prior to such time as any person or entity becomes the beneficial owner of 15% or more of the Registrant’s outstanding Common Stock) following the commencement of, or announcement of an intention to commence, a tender offer or exchange offer, the consummation of which would result in any person or entity becoming the beneficial owner of 15% or more of the Registrant’s outstanding Common Stock. Notwithstanding anything to the contrary, nothing in the Rights Plan will be triggered by Ian B. Carter’s beneficial ownership of the Registrant’s securities unless such ownership exceeds 30% of the Registrant’s outstanding Common Stock. The preceding discussion of the Rights and the Rights Plan is qualified in its entirety by reference to the Rights Plan filed herewith as Exhibit 10.1 and incorporated by reference herein.

     Pursuant to the Reorganization, the Registrant assumed sponsorship of the Predecessor ‘s 1999 Equity Incentive Plan, as amended (the “Predecessor Option Plan”), assumed all outstanding stock options issued under the Predecessor Option Plan and assumed all outstanding stock options issued outside the Predecessor Option Plan (“Non-Plan Options”). Each outstanding option assumed by the Registrant is exercisable or issuable upon the same terms and conditions as were in effect immediately prior to the completion of the Reorganization. The number of shares of Company Common Stock issuable upon the exercise or issuance of such an option immediately after the effectiveness of the Reorganization equals the number of shares of Predecessor Common Stock subject to the option prior to the completion of the Reorganization. All options issued pursuant to the Predecessor Option Plan and all Non-Plan Options assumed by the Registrant after the completion of the Reorganization will entitle the holder thereof to purchase Company Common Stock in accordance with the terms of such plan or agreements as in effect on the date of issuance. Each share of Company Common Stock issued in connection with the exercise of Non-Plan Options and options issued under the Predecessor Option Plan will be accompanied by a Right under the Rights Plan. The Registrant plans to file a registration statement with the Securities and Exchange Commission with respect to shares of Common Stock and related Rights issuable under the Predecessor Option Plan on Form S-8 on July 6, 2004 and plans to file one or more registration statements on Form S-8 with the Securities and Exchange Commission with respect to shares of Common Stock and related Rights issuable under certain of the Non-Plan Options shortly thereafter.

     At the time of the Reorganization, the Predecessor Common Stock was registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result of the Reorganization, the Registrant Common Stock is deemed registered pursuant to Section 12(g) of the Exchange Act pursuant to Rule 12g-3 under the Exchange Act because the Registrant is the successor issuer of the Predecessor. The Predecessor is no longer a public company and will no longer file periodic reports with the Securities and Exchange Commission. The Predecessor filed a Form 15 Certification and Notice of Termination of Registration Under Section 12(g) of the Securities Exchange Act of 1934 on July 7, 2004. The Registrant is subject to the periodic reporting and to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and will file information with the Securities and Exchange Commission, including annual, quarterly and special reports. The Company Common Stock, together with the related Rights, has been approved for listing on the American Stock Exchange (“AMEX”) and is expected to commence trading on the AMEX under the symbol “EGR” on July 8, 2004. Registrant filed a registration statement with the Securities and Exchange Commission with respect to its Common Stock and related Rights under Section 12(b) of the Exchange Act on Form 8-A on July 6, 2004.

     A copy of the press release announcing the completion of the Reorganization is filed herewith as Exhibit 99.1 and incorporated by reference herein.

Item 7. Financial Statements and Exhibits

Exhibit	Description
2.1	Agreement and Plan of Reorganization, by and among Commerce Energy Group, Inc., CEGI Acquisition Corp. and Commonwealth Energy Corporation, dated July 1, 2004 (incorporated by reference to Exhibit 2.1 to the Registrant’s Registration Statement on Form 8-A filed with the Securities and Exchange Commission on July 6, 2004 (SEC File No. 001-32239).
3.1	Certificate of Incorporation of Commerce Energy Group, Inc. (formerly known as America Energy Group, Inc.) (incorporated by reference to Exhibit 3.1 to the Registrant’s Registration Statement on Form S-4 filed with the Securities and Exchange Commission on January 6, 2004 (SEC File No. 333-11727).
3.2	Certificate of Amendment of Certificate of Incorporation of Commerce Energy Group, Inc. (incorporated by reference to Exhibit 3.2 to the Registrant’s Registration Statement on Form S-4 filed with the Securities and Exchange Commission on January 6, 2004 (SEC File No. 333-11727).
3.3	Amended and Restated Certificate of Incorporation of Commerce Energy Group, Inc. (incorporated by reference to Exhibit 3.3 to the Registrant’s Registration Statement on Form 8-A filed with the Securities and Exchange Commission on July 6, 2004 (SEC File No. 001-32239).
3.4	Certificate of Designation of Series A Junior Participating Preferred Stock of Commerce Energy Group, Inc. dated July 1, 2004 (incorporated by reference to Exhibit 3.4 to the Registrant’s Registration Statement on Form 8-A filed with the Securities and Exchange Commission on July 6, 2004 (SEC File No. 001-32239).
3.5	Bylaws of Commerce Energy Group, Inc. (incorporated by reference to Exhibit 3.4 to the Registrant’s Registration Statement on Form S-4 filed with the Securities and Exchange Commission on January 6, 2004 (SEC File No. 333-11727).
3.6	Amended and Restated Bylaws of Commerce Energy Group, Inc. (incorporated by reference to Exhibit 3.6 to the Registrant’s Registration Statement on Form 8-A filed with the Securities and Exchange Commission on July 6, 2004 (SEC File No. 001-32239).

Exhibit	Description
3.7	Articles of Incorporation of Commonwealth Energy Corporation (incorporated by reference to Exhibit 3.7 to the Registrant’s Registration Statement on Form S-4 filed with the Securities and Exchange Commission on January 6, 2004 (SEC File No. 333-11727).
3.8	Certificate of Amendment of Articles of Incorporation of Commonwealth Energy Corporation (incorporated by reference to Exhibit 3.8 to the Registrant’s Registration Statement on Form S-4 filed with the Securities and Exchange Commission on January 6, 2004 (SEC File No. 333-11727).
3.9	Certificate of Determination of Commonwealth Energy Corporation dated September 22, 1997 and filed with the Secretary of State of California on March 13, 1998 (incorporated by reference to Exhibit 3.9 to the Registrant’s Registration Statement on Form S-4 filed with the Securities and Exchange Commission on January 6, 2004 (SEC File No. 333-11727).
3.10	Bylaws of Commonwealth Energy Corporation, as amended (incorporated by reference to Exhibit 3.10 to the Registrant’s Registration Statement on Form S-4 filed with the Securities and Exchange Commission on January 6, 2004 (SEC File No. 333-11727).
10.1	Rights Agreement, dated as of July 1, 2004, entered into between Commerce Energy Group, Inc. and Computershare Trust Company, as rights agent (incorporated by reference to Exhibit 10.1 to the Registrant’s Registration Statement on Form 8-A filed with the Securities and Exchange Commission on July 6, 2004 (SEC File No. 001-32239).
10.2	Form of Rights Certificate (incorporated by reference to Exhibit 10.2 to the Registrant’s Registration Statement on Form 8-A filed with the Securities and Exchange Commission on July 6, 2004 (SEC File No. 001-32239).
99.1	Press Release dated July 7, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCE ENERGY GROUP, INC.
	By:	/s/ Ian B. Carter
Ian B. Carter
Date: July 7, 2004		Chairman of the Board of Directors and Chief Executive Officer

Index to Exhibits

Exhibit	Description
2.1	Agreement and Plan of Reorganization, by and among Commerce Energy Group, Inc., CEGI Acquisition Corp. and Commonwealth Energy Corporation, dated July 1, 2004 (incorporated by reference to Exhibit 2.1 to the Registrant’s Registration Statement on Form 8-A filed with the Securities and Exchange Commission on July 6, 2004 (SEC File No. 001-32239).
3.1	Certificate of Incorporation of Commerce Energy Group, Inc. (formerly known as American Energy Group, Inc.) (incorporated by reference to Exhibit 3.1 to the Registrant’s Registration Statement on Form S-4 filed with the Securities and Exchange Commission on January 6, 2004 (SEC File No. 333-11727).
3.2	Certificate of Amendment of Certificate of Incorporation of Commerce Energy Group, Inc. (incorporated by reference to Exhibit 3.2 to the Registrant’s Registration Statement on Form S-4 filed with the Securities and Exchange Commission on January 6, 2004 (SEC File No. 333-11727).
3.3	Amended and Restated Certificate of Incorporation of Commerce Energy Group, Inc. (incorporated by reference to Exhibit 3.3 to the Registrant’s Registration Statement on Form 8-A filed with the Securities and Exchange Commission on July 6, 2004 (SEC File No. 001-32239).
3.4	Certificate of Designation of Series A Junior Participating Preferred Stock of Commerce Energy Group, Inc. dated July 1, 2004 (incorporated by reference to Exhibit 3.4 to the Registrant’s Registration Statement on Form 8-A filed with the Securities and Exchange Commission on July 6, 2004 (SEC File No. 001-32239).
3.5	Bylaws of Commerce Energy Group, Inc. (incorporated by reference to Exhibit 3.4 to the Registrant’s Registration Statement on Form S-4 filed with the Securities and Exchange Commission on January 6, 2004 (SEC File No. 333-11727).
3.6	Amended and Restated Bylaws of Commerce Energy Group, Inc. (incorporated by reference to Exhibit 3.6 to the Registrant’s Registration Statement on Form 8-A filed with the Securities and Exchange Commission on July 6, 2004 (SEC File No. 001-32239).

Exhibit	Description
3.7	Articles of Incorporation of Commonwealth Energy Corporation (incorporated by reference to Exhibit 3.7 to the Registrant’s Registration Statement on Form S-4 filed with the Securities and Exchange Commission on January 6, 2004 (SEC File No. 333-11727).
3.8	Certificate of Amendment of Articles of Incorporation of Commonwealth Energy Corporation (incorporated by reference to Exhibit 3.8 to the Registrant’s Registration Statement on Form S-4 filed with the Securities and Exchange Commission on January 6, 2004 (SEC File No. 333-11727).
3.9	Certificate of Determination of Commonwealth Energy Corporation dated September 22, 1997 and filed with the Secretary of State of California on March 13, 1998 (incorporated by reference to Exhibit 3.9 to the Registrant’s Registration Statement on Form S-4 filed with the Securities and Exchange Commission on January 6, 2004 (SEC File No. 333-11727).
3.10	Bylaws of Commonwealth Energy Corporation, as amended (incorporated by reference to Exhibit 3.10 to the Registrant’s Registration Statement on Form S-4 filed with the Securities and Exchange Commission on January 6, 2004 (SEC File No. 333-11727).
10.1	Rights Agreement, dated as of July 1, 2004, entered into between Commerce Energy Group, Inc. and Computershare Trust Company, as rights agent (incorporated by reference to Exhibit 10.1 to the Registrant’s Registration Statement on Form 8-A filed with the Securities and Exchange Commission on July 6, 2004 (SEC File No. 001-32239).
10.2	Form of Rights Certificate (incorporated by reference to Exhibit 10.2 to the Registrant’s Registration Statement on Form S-4 filed with the Securities and Exchange Commission on January 6, 2004 (SEC File No. 001-32239).
99.1	Press Release dated July 7, 2004.